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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and to the use of our reports dated February 15, 2000 (except Note 8, as to which the date is March 15, 2000) in the Registration Statement (Form S-1) and the related Prospectus of TradeOut.com, Inc. for the registration of its common stock.


                                                            Ernst & Young LLP


New York, New York
March 15, 2000